PRUDENTIAL MYROCK ADVISOR NEW YORK VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated August 10, 2026
to Prospectus dated April 27, 2026

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

Investment Option Update
This Supplement is to inform you that there was a change to information for a variable investment option that is available in your Annuity. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available to you.

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio – Portfolio Name Change:
Effective July 29, 2026 (the “Effective Date”), all references to the Portfolio were changed as follows:

Portfolio Current Name	Portfolio Revised Name
Vanguard Variable Insurance Fund Mid-Cap Index Portfolio	Vanguard Variable Insurance Funds Morningstar Mid-Cap Index Portfolio

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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